                                                                                                                                    Sub-Item 77Q1(a)

The Dreyfus/Laurel Funds, Inc. (the “Registrant”)

The Registrant’s Amended and Restated By-Laws, effective July 1, 2011, are herein incorporated by reference to Post Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, which was filed on Form POS EX with the Securities and Exchange Commission on August 12, 2011.